Financing Income and Expenses (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Financial Income
Net change in fair value of financial instruments mandatorily measured at fair value through profit or loss	$ 509	$ 110	$ 0
Financial Expenses
Net foreign exchange loss	1,279	85	0
Interest expense on lease liabilities	9	5	1
Bank interest and commission expenses	11	3	0
Total Financial expenses	1,299	93	1
Financing expenses (income), net	$ 790	$ (17)	$ 1